SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2004

EPOCH BIOSCIENCES, INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22170	91-1311592

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21720 23rd Drive S.E., Suite 150, Bothell, Washington	98021

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 482-5555

(Former name or former address, if changed, since last report.)

Item 5. Other Events and Regulation FD Disclosure.

     On February 24, 2004, Epoch Biosciences, Inc. issued a press release entitled “Epoch Biosciences Announces $6.2 Million In Private Equity Placement”. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Exhibits

     (c)  Exhibits.

Exhibit Number

99.1	Press release dated February 24, 2004

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EPOCH BIOSCIENCES, INC.

Date: February 24, 2004	By:	/s/ Bert W. Hogue Bert W. Hogue Vice President and Chief Financial Officer

3

EXHIBIT INDEX

     The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number

99.1	Press release dated February 24, 2004